[GRAPHIC -- Staten Island Bancorp, Inc. Logo]


                            ACQUISITION PRESENTATION


                               First State Bancorp
                               Howell, New Jersey



                                 August 19, 1999

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains estimates of future operating results for 1999 and beyond for Staten Island Bancorp, Inc. and First State Bancorp on a stand-alone and pro-forma combined basis and estimates of financial condition, merger-related expenses and cost savings on a combined basis. These statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs, products, relationships, opportunities, technology and market conditions. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, movements in interest rates, the possibility of disruption in credit markets, successful implementation and integration of Staten Island Bancorp's acquisitions, successful implementation of Year 2000 technology changes, and the impact of legal and regulatory barriers and structures. Staten Island Bancorp, Inc. assumes no obligation for updating such forward-looking statements at any time.

TRANSACTION OVERVIEW
================================================================================





 Transaction Value ($000)......................            $84,000
 Structure.....................................            100% Cash
 Accounting....................................            Purchase



 GAAP Earnings Accretion to 2000 EPS...........            Neutral
 CASH Earnings Accretion to 2000 EPS...........            5.1%



                                                     STATEN ISLAND BANCORP, INC.

TRANSACTION OVERVIEW
================================================================================




Price / 1998 Reported Earnings......................................       18.9x
Price / 1999 Estimated Earnings.....................................       18.6x
Price / 2000 Estimated Earnings.....................................       17.8x
Price / 2000 Estimated Earnings + Cost Savings + Enhancements.......       12.4x
Price / Book Value..................................................       2.08x
Price / Tangible Book Value.........................................       2.08x
Premium / Deposits..................................................       13.8%





                                                     STATEN ISLAND BANCORP, INC.

TRANSACTION OVERVIEW
================================================================================





           Due Diligence Completed
           Definitive Agreements Signed
           Management Contracts Obtained with Top 2 Executives
           Pending Regulatory Approval
           Expected Closing Early 1st Quarter 2000






                                                     STATEN ISLAND BANCORP, INC.

STRATEGIC RATIONALE
================================================================================



 --      Provides Platform Through Which to Enter New Jersey
            - Roll out of Staten Island Commercial & Retail Product Set ATM's, PC / On-Line Banking, Small Business Loans
            -    Stepping Stone to Further Acquisitions in Market
            - Opportunity to Restructure First State's Balance Sheet IVY Mortgage Production

 --      Accretive to Cash Earnings
 --      Complimentary to Stock Buybacks
 --      Leverages SIB Capital Base
 --      Attractive Purchase Price; Minimal Restructure Charge




                                                     STATEN ISLAND BANCORP, INC.

                                [-- GRAPHIC --]

                         Map of branch office locations
                       of Staten Island Savings Bank and
                        First State Bank in southern New
                         York and northern New Jersey.






                                                     STATEN ISLAND BANCORP, INC.

FIRST STATE BANCORP SNAPSHOT
================================================================================




--  $350 Million Asset New Jersey Commercial Banking Franchise
--  Conservatively Managed Balance Sheet
--  4 Existing Branches in Northern Ocean County
--  2 Existing Branches in Monmouth County
--  2 Additional Branches to be Opened in 2000






                                                     STATEN ISLAND BANCORP, INC.

FIRST STATE BANCORP SNAPSHOT
================================================================================





   BALANCE SHEET HIGHLIGHTS
   at 6/30/99 ($000)
   Securities..........................................      $228,936
   Loans, net..........................................        82,751
   Total Assets........................................       358,646
   Total Deposits......................................       315,688
   Total Equity........................................        40,343






   PERFORMANCE FIGURES
   for the six months ending 6/30/99 (annualized)
   ROA.................................................          1.30%
   ROE.................................................         11.37%
   NIM.................................................          2.98%
   Efficiency Ratio....................................          42.4%


                                                     STATEN ISLAND BANCORP, INC.

COST SAVINGS / PORTFOLIO RESTRUCTURE OPPORTUNITY
================================================================================



       COST SAVINGS REVIEW

       --  Approximately 25% or $850 Thousand After Tax

       --  No Branch Closures Anticipated

       -- Savings Relate Primarily to Back Office Personnel & Miscellaneous Duplicative Expense Items




       Portfolio Restructure / Enhancements

       -- Essentially Related to Running Off First State's Securities Portfolio and Replenishing Balance Sheet With IVY Production

       -- Immediate Opportunity Also Exists to Expand Upon Specifically Identified Lending Relationships at First State

       --  Total Amount of Restructure / Enhancements of Approximately $1.2
           Million




                                                     STATEN ISLAND BANCORP, INC.

PRO FORMA INCOME STATEMENT
================================================================================



SIB GAAP PER SHARE ESTIMATE (1)..............................   $1.51
Avg. Shares Outstanding (000)  ..............................  36,000

    2000 Estimates
    GAAP EARNINGS ($000)
    -----------------------------------------------------------------
    SIB GAAP Earnings ....................................... $54,360
    First State Income Contribution..........................   4,707
    Cost Savings.............................................     850
    Revenue Enhancements.....................................   1,200
    Goodwill Amortization....................................  -3,084
    Transaction Financing Cost...............................  -3,610
    -----------------------------------------------------------------
    Grand Total.............................................. $54,423




    -----------------------------------------------------------------
    Pro forma EPS............................................   $1.51
    GAAP Earnings Accretion..................................    0.1%
    -----------------------------------------------------------------


(1) Based on Zack's mean estimate for 2000




                                                     STATEN ISLAND BANCORP, INC.

PRO FORMA INCOME STATEMENT
================================================================================


SIB CASH PER SHARE ESTIMATE (1)..............................   $1.73
Avg. Shares Outstanding (000)................................  36,000


    2000 Estimates
    CASH EPS ($000)
    ----------------------------------------------------------------------------
    SIB CASH Earnings........................................ $62,280
    First State Income Contribution..........................   4,707
    Cost Savings.............................................     850
    Revenue Enhancements.....................................   1,200
    Goodwill Amortization....................................       0
    Transaction Financing Cost...............................  -3,610
    ----------------------------------------------------------------------------
    Grand Total.............................................. $65,427

    ----------------------------------------------------------------------------
    Pro forma CASH EPS.......................................   $1.82
    CASH Earnings Accretion..................................     5.1%
    ----------------------------------------------------------------------------

(1) Based on KBW's estimate for 2000


                                                     STATEN ISLAND BANCORP, INC.

PRO FORMA BALANCE SHEET HIGHLIGHTS
================================================================================
as of 6/30/99
in thousands

                                            Staten Island        First State
                                             Bancorp, Inc.         Bancorp         Pro forma
                                             -------------         -------         ---------
    Gross Loans..........................     $1,781,166         $ 86,117          $1,867,283
    Cash & Securities....................      2,208,078          264,960           2,473,038
    Intangibles..........................         16,566                0              62,823
    Total Assets.........................      4,134,195          358,646           4,492,841
    Deposits.............................      1,819,407          315,688           2,135,095
    Tangible Equity......................     $  601,399         $ 40,343          $  555,142
    Loan /  Deposits.....................           97.9%            27.3%               87.5%
    Tangible Equity / Tangible Assets....           14.6%            11.2%               12.5%




                                                     STATEN ISLAND BANCORP, INC.

SUMMARY
================================================================================




    --     Expands Staten Island Bancorp's Market Place

    --     Achievable Cost Savings & Revenue Enhancements

    -- Consistent with Management's Goal of Increasing Shareholder Value Accretive to Cash Earnings Per Share
           Complimentary to Stock Buybacks
           Leverages Capital Base
           Minimal Restructure Charge




                                                     STATEN ISLAND BANCORP, INC.
                                      12